EXHIBIT 10 (xii)
April 3, 1996

Mr. John Brannen
President
Intertrade Packaging Machinery Corporation
201 Inglis Road
PO Box 1218
Cheraw, SC 29520


Re: Terms of Acceptance of Quotation #1086396.2


Dear Mr. Brannon:
When counter-signed by an authorized officer or employee of Intertrade Packaging Machinery Corporation ("IPMC") this letter, together with the amended Quotation and Terms and Conditions of Sale ("Quotation") a reference, attached hereto and incorporated herein by this reference, will serve as our purchase order for the remanufactured machinery and services described and specified in the second column of the first page (labeled"Remanuf'd") of that quotation.


The following shall be deemed to be modifications of the
Quotation:

1. All installation and start-up assistance services necessary to commence operation of the bottling line, excepting the filler capper to be supplied by Krones, Inc, shall be performed at Frederick Brewing Co.'s ("FBC's") facility by IPMC at IPMC's sole expense;

 2. All equipment purchased hereunder shall be delivered to FBC's facility not later than October 1, 1996 and shall be fully installed and operational not later than November 1, 1996; and

3. The re-built Krones Camnatic labeler may be replaced, without additional cost to FBC, with another rebuilt model of Krones labeler with comparable capabilities if, in the reasonable judgment of FBC, the Canmatic is not suitable for bottling cold, wet beer bottles without unacceptable operating cost or inefficiency.


Upon receipt of an executed copy of this purchase order, we will transfer $245,350 (representing 50% of all goods and services to be purchased) to IPMC's account per the wire transfer instructions to be received. For purpose of payment, fax copies of all signed and initialed pages will be sufficient, with the understanding that a full set of documents will sent promptly.

Thank you for your prompt attention to this matter.

Sincerely,

/s/Kevin E. Brannon
Chief Executive Officer
Frederick Brewing Co.

Acknowledged, accepted and agreed to by Intertrade
Packaging Machinery Corporation this _ day of May, 1996 by the undersigned, who warrant that they are authorized to bind Intertrade Packaging Machinery Corporation to the terms hereof.

Name:__________
Title:___________


cc: Ken Mason
    Dennis Olson
    Craig O'Connor

PROFORMA INVOICE
INVOICE: 101296                 INVOICE DATE: May 1,1996

SOLD TO:        Frederick Brewing Co.   SHIP TO: Please Advise
		103 S. Carroll Street
		Frederick, MD 21701

CUSTOMER NUMBER;                        PAYMENT
CUSTOMER P.O #                  TERMS:
OUR ORDER #                                     50% Down Payment
						25% Prior to Re-Assembly
						15% Prior to Shipment
						10% Net 30 days after install.


#       DESCRIPTION                       PP UNIT       AMOUNT

1.   Wyard Buld Depalletizer                 $69,000.00 69,000.00
2.   Lowerator and Twist Rinser              $26,000.00  26,000.00
3.   6'x12' Bi-directional Stainless Steel Accumulation Table
					     $15,000.00  15,000.00
4    8'x20' Bi-directional Stainless Steel Accumulation Table
					     $23,000.00  23,000.00
5.   Hartness 825 Case Packer                $48,000.00  48,000.00
6.   Elliott EG80 Case Erector               $30,000.00  30,000.00
7.   Pearson Multi-Packer                    $28,000.00  28,000.00
8.   Southern Tool Carrier Erector           $ 9,500.00   9,500.00
9.   Standard Knapp Seal Star HotGlueCase Scaler
					     $18,600.00  18,600.00
10.  Von Gal  SPLX 11 Palletizer             $69,000.00  69,000.00
11.  Case Conveyors - approximately 100 feet $16,600.00  16,600.00
12.  Table Top Conveyor - approximitely 200 feet
					     $37,000.00  37,000.00
l3.  Filtec FT12 Fill Height Detector        $17,000.00  17,000.00
14.  Krones Universella Labeler              $84,000.00  84,000.00
15.  Mechanical Installation included. (Placing
     machine in position, bolting down and
     utilities to all machines by others)       N/C         N/C

	TOTAL ORDER                                   $ 490,700.00

     Less 25% Progressive Payment due upon dissassembly
     prior to reassembly                                 ($ 122,675.00)
     Less 15% Due Prior to Shipment                      ($  83,605.00)
     Less 10% Due Net 30 days after installation         ($  49,070.00)


     TOTAL AMOUNT DUE AS OF 5/1/96                        $ 245,350.00

	/s/PHILIP RAINES
	ACCOUNTS RECEIVABLE

		INTERTRADE PACKAGING MACHINERY CORPORATION
		"A NEW GENERATION OF QUALITY AND SERVICE"

Transmitted Via Fax: 301-694-2971

April 15, 1996                                          Quote
#1086M396.2
							Page 1 of 1

QUOTATION

Mr. Ken Mason
Frederick Brewing Co.
103 S. Carroll Street
Frederick, MD 21701

The following figures will give you our as is price and our
remanufactured price.  Please call if we can be of further
assistance.
                                                As Is   Remfgr'd
					                                        ---------- ---------
1.  Weyard Bulk Depalletizer                 $l2,000.00 69,000.00
2.  Lowerator and Twist Rinser               $16,000.00 26,000.00
3.   6'x12' Bi-directional Stainless Steel Accumulation Table
					     $  8,500.00 15,000.00
4    8'x20' Bi-directional Stainless Steel Accumulation Table
					     $17,000.00  23,000.00
5.   Hartness 825 Case Packer                $14,000.00  48,000.00
6.   Elliott EG80 Case Erector               $l 9,500.00 30,000.00
7.   Pearson Multi-Packer                    $17,000.00  28,000.00
8.   Mead Carrier Erector                    $ 2,500.00  9,500.00
9.   Standard Knapp Seal Star HotGlueCase Scaler
					     $ 8,500.00  18,600.00
10.  Von Gal  SPLX 11 Palletizer             $32,000.00  69,000.00
11.  Case Conveyors - approximately 200 feet $ 9,500.00  16,600.00
l 2  Table Top Conveyor - approximitely 200 feet
					     $28,000.00   37,000.00
l3.  Filtec FT12 Fill Height Detector        $ 8,000.00   17,000.00
14. Krones Canmatic Labeler                  $34,000.00   84,000.00

Installation $21,000.00*. Utilities to machines by others.

* If remanufactured IPMC will absorb installation cost.

TERMS: 50% Down payment with purchase order, 25% due upon disassembly prior to reassembly, 15% prior to shipment, 10% upon start-up.

Sincerely,

/s/Larry C. Gaddy
Sales Representative

INTERTRADE PACKAGING MACHINERY CORPORATION

"A NEW GENERATION OF QUALITY AND SERVICE"

May 1, 1996                                             Page #1 of 1

ORDER ACKNOWLEDGMENT

Frederick Brewing Co
103 S Carroll Streot
Frederick, MD 21701


1.  Wyard Buld Depalletizer                             US$ 69,000.00
2.  Lowerator and Twist Rinser                          US$ 26,000.00
3.   6'x12' Bi-directional Stainless Steel Accumulation Table
							US$ 15,000.00
4    8'x20' Bi-directional Stainless Steel Accumulation Tbble
							US$ 23,000.00
5.   Hartness 825 Case Packer                           US$ 48,000.00
6.   Elliott EG80 Case Erector                          US$ 30,000.00
7.   Pearson Multi-Packer                               US$ 28,000.00
8.   Southern Tool Carrier Erector                      US$ 9,500.00
9.   Standard Knapp Seal Star HotGlueCase Scaler        US$ 18,600.00
10.  Von Gal  SPLX 11 Palletizer                        US$ 69,000.00
11.  Case Conveyors - approximately 100 feet            US$ 16,600.00
l 2  Table Top Conveyor - approximitely 200 feet        US$ 37,000.00
l3.  Filtec FT12 Fill Height Detector                   US$ 17,000.00
14. Krones Universella Labeler                          US$ 84,000.00
15. Mechanical Installation included.  (Placing machine in
	N/C position, bolting down and utilities to all machines by others)

	TOTAL, EX-WORK, CHERAW, SC              US $ 490,700.00

IPMC's standard terms and conditions apply.


Intertrade Packaging Machinery Corporation

Sincerely,

/s/John B. Brannen
President

INTERTRADE PACKAGING MACHINERY CORPORATION

"A NEW GENERATION OF QUALITY AND SERVICE"


TRANSMITTED VIA FAX: 1-301-694-2971



May 1, 1996

Mr. Kevin Brannon, CEO
Frederick Brewing Co
103 S Carroll Streot
Frederick, MD 21701

Dear Mr. Brannon

Thank you for your order. Enclosed you will find our Order
Acknowledgement and Proforma Invoice for the 50% down payment.

As soon as we are in receipt of your downpayment and purchase order, the project will begin.
For you convenience, the foiiowing is our wire transfer information.

     The Provident Bank
     Cincinnati, OH 45202
     Account # 0626 252
     A/B/A #   042000424
     Phone #  (513) 579-2702

Thank you for your order and I look forward talking to you soon.

Sincerely,

/s/Joyce Ward
Executive Administrator

encl.

cc:
Mr. Ken Mason, Packaging Manager
     Frederick Brewing Company

     Mr. Salh Khan, CEO
     IPMC

     Mr. John Brannen, President
     IPMC

June 20, 1996                                   Quote # 1086M396.3

Change Order

1. Item #1 Wyard Buld Depalletizer remanufactured price $69,000.00 to be replaced with used 'As Is' Canco depalletizer at a price of $35,000.000 F.B.B. Location.

2.      Item #3 to be 6X16 accumulation table at no extra charge.

3.      Item #4 to be cancelled wit no restocking charge to buyer.

4. Item #10 Von Gal SPLX II Palletizer remanufactured price $69,000.00 to be replaced by P7500 Von Gal 'As Is Where Is' machine. F.O. B. Location $35,000.00

The above machines are the responsibility of Frederick Brewing Co. during start up. Should unforeseen problems arise during start-up work performed by IPMC technicians, if required would be charged to Frederick Brewing Co. account.

		Approved by Frederick Brewing Company
		/s/Kevin Brannon
		Mr. Kevin Brannon's Signature